                        AMSOUTH MUTUAL FUNDS
                        EXHIBIT 16
                        TOTAL RETURN

                        DATE AS OF:    07/31/97

                        AMSOUTH EQUITY INCOME FUND


   AGGREGATE TOTAL RETURN
   ----------------------------

   T = (ERV/P) - 1

   WHERE:       T =     TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

   EXAMPLE:

     SINCE INCEPTION: ( 03/20/97 TO    07/31/97 ):
                      (  1178.14 /1,000) - 1 =           17.81%
     QUARTERLY:       ( 04/30/97 TO    07/31/97 ):
                      ( 1,157.83 /1,000) - 1 =           15.78%
     MONTHLY:         ( 07/01/97 TO    07/31/97 ):
                      ( 1,062.36 /1,000) - 1 =            6.24%

                        AMSOUTH MUTUAL FUNDS
                        EXHIBIT 16
                        TOTAL RETURN

                        DATE AS OF:    07/31/97

                        AMSOUTH EQUITY INCOME FUND



   AGGREGATE TOTAL RETURN
   WITH SALES LOAD OF:      4.50%
   --------------------------------

   T = (ERV/P) - 1

   WHERE:       T =    TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                      HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

   EXAMPLE:

     SINCE INCEPTION: ( 03/20/97 TO    07/31/97 ):
                      (  1125.24 /1,000) - 1 =           12.52%
     QUARTERLY:       ( 04/30/97 TO    07/31/97 ):
                      ( 1,105.61 /1,000) - 1 =           10.56%
     MONTHLY:         ( 07/01/97 TO    07/31/97 ):
                      ( 1,014.61 /1,000) - 1 =            1.46%

                     AMSOUTH MUTUAL FUNDS
                     EXHIBIT 16
                     30-DAY S.E.C. YIELD CALCULATIONS

                     DATE AS OF:      07/31/97

                     AMSOUTH EQUITY INCOME FUND


 * ACTUAL(WITH WAIVERS)
                                            (a-b)
                                         -------------
   30-Day S.E.C. Yield Equation=   2 *{[(    (cd)      +1)to the 6th power]-1} =


   WHERE    a =    Dividends and interest earned during the period

            b =    Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


 * MAXIMUM FEES (without waivers)
                                            (a-b)
                                         -------------
   30-Day S.E.C. Yield Equation=   2 *{[(    (cd)      +1)to the 6th power]-1} =


   WHERE    a =    Dividends and interest earned during the period

            b =    Expenses accrued for the period (without waivers)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


 * ACTUAL(WITH WAIVERS)

                               ( 48,775.49 -  19,709.70 )
   30-Day S.E.C. Yield =  2 *{[(------------------------- +1)to the 6th power]-1} =  1.61%
                               ( 1,766,729.844 *   12.27)

           The performance was computed based on the thirty day period ending July 31, 1997


 * MAXIMUM FEES (without waivers)

                 (     48,775.49 -  21,679.86 )
       =   2 *{[(------------------------------ +1)to the 6th power]-1} =  1.50%
                 ( 1,766,729.844 *      12.27 )

           The performance was computed based on the thirty day period ending July 31, 1997

                        AMSOUTH MUTUAL FUNDS
                        EXHIBIT 16
                        TOTAL RETURN


                        DATE AS OF:  06/30/97
                        AMSOUTH MUNICIPAL BOND FUND
                        Premier Shares

   AGGREGATE TOTAL RETURN
   -----------------------------

   T = (ERV/P) - 1

   WHERE:       T =   TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

                P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

   EXAMPLE:

     YEAR TO DATE:    ( 12/31/96 TO   06/30/97):
                      ( 1,019.87/1,000) - 1 =         1.99%
     QUARTERLY:       ( 04/01/97 TO   06/30/97):
                      ( 1,025.38/1,000) - 1 =         2.54%
     MONTHLY:         ( 05/31/97 TO   06/30/97):
                      ( 1,011.12/1,000) - 1 =         1.11%


   AVERAGE ANNUAL TOTAL RETURN
   ---------------------------

   T = ((ERV/P) to the (1/N)th power) - 1

   WHERE:       T =   TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

                P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                N =   NUMBER OF YEARS

   EXAMPLE:

     SINCE INCEPTION: ( 08/01/75 TO   06/30/97):
                      ((3,637.23/1,00 to the(1/(   8005 /365))power-1) =  6.06%
     1 YEAR           ( 06/30/96 TO   06/30/97):
                      ((1,054.54/1,00 to the(1/(   365  /365))power-1) =  5.45%
     2 YEAR           ( 06/30/95 TO   06/30/97):
                      ((1,097.18/1,00 to the(1/(   730  /365))power-1) =  4.75%
     3 YEAR           ( 06/30/94 TO   06/30/97):
                      ((1,164.44/1,00 to the(1/(   1095 /365))power-1) =  5.21%
     5 YEAR           ( 06/30/92 TO   06/30/97):
                      ((1,257.62/1,00 to the(1/(   1825 /365))power-1) =  4.69%
     10 YEAR          ( 06/30/87 TO   06/30/97):
                      ((1,777.54/1,00 to the(1/(   3650 /365))power-1) =  5.92%

                        AMSOUTH MUTUAL FUNDS
                        EXHIBIT 16
                        TOTAL RETURN

                        AMSOUTH MUNICIPAL BOND FUND
                        Classic Shares

   AGGREGATE TOTAL RETURN
   WITH SALES LOAD OF:     4.00%
   ------------------------------

   T = (ERV/P) - 1

   WHERE:       T =   TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

                P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

   EXAMPLE:

     YEAR TO DATE:    ( 12/31/96 TO   06/30/97):
                      (  977.90 /1,000) - 1 =        -2.21%
     QUARTERLY:       ( 04/01/97 TO   06/30/97):
                      (  983.78 /1,000) - 1 =        -1.62%
     MONTHLY:         ( 05/31/97 TO   06/30/97):
                      (  970.46 /1,000) - 1 =        -2.95%


   AVERAGE ANNUAL TOTAL RETURN
   WITH SALES LOAD OF:     4.00%
   -----------------------------

   T = ((ERV/P) to the(1/N)th power) - 1

   WHERE:       T =   TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

                P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                N =   NUMBER OF YEARS

   EXAMPLE:

     SINCE INCEPTION: ( 08/01/75 TO   06/30/97):
                      ((3,313.68/1,00 to the(1/(   8005 /365))power-1) =   5.61%
     1 YEAR           ( 06/30/96 TO   06/30/97):
                      ((1,009.95/1,00 to the(1/(   365  /365))power-1) =   1.00%
     2 YEAR           ( 06/30/95 TO   06/30/97):
                      ((1,048.27/1,00 to the(1/(   730  /365))power-1) =   2.39%
     3 YEAR           ( 06/30/94 TO   06/30/97):
                      ((1,109.88/1,00 to the(1/(   1095 /365))power-1) =   3.54%
     5 YEAR           ( 06/30/92 TO   06/30/97):
                      ((1,192.98/1,00 to the(1/(   1825 /365))power-1) =   3.59%
     10 YEAR          ( 06/30/87 TO   06/30/97):
                      ((1,666.18/1,00 to the(1/(   3650 /365))power-1) =   5.24%

                        AMSOUTH MUTUAL FUNDS
                        EXHIBIT 16
                        TOTAL RETURN


                        DATE AS OF:  06/30/97
                        AMSOUTH MUNICIPAL BOND FUND
                        Classic Shares

   AGGREGATE TOTAL RETURN
   --------------------------------

   T = (ERV/P) - 1

   WHERE:       T =   TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

                P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

   EXAMPLE:

     YEAR TO DATE:    ( 12/31/96 TO   06/30/97):
                      ( 1,018.64/1,000) - 1 =         1.86%
     QUARTERLY:       ( 04/01/97 TO   06/30/97):
                      ( 1,024.77/1,000) - 1 =         2.48%
     MONTHLY:         ( 05/31/97 TO   06/30/97):
                      ( 1,010.90/1,000) - 1 =         1.09%


   AVERAGE ANNUAL TOTAL RETURN
   ---------------------------

   T = ((ERV/P) to the(1/N)th power) - 1

   WHERE:       T =   TOTAL RETURN

                ERV = REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

                P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                N =   NUMBER OF YEARS

   EXAMPLE:

     SINCE INCEPTION: ( 08/01/75 TO   06/30/97):
                      ((3,451.75/1,00 to the(1/(   8005 /365))power-1) =   5.81%
     1 YEAR           ( 06/30/96 TO   06/30/97):
                      ((1,052.03/1,00 to the(1/(   365  /365))power-1) =   5.20%
     2 YEAR           ( 06/30/95 TO   06/30/97):
                      ((1,091.95/1,00 to the(1/(   730  /365))power-1) =   4.50%
     3 YEAR           ( 06/30/94 TO   06/30/97):
                      ((1,156.13/1,00 to the(1/(   1095 /365))power-1) =   4.95%
     5 YEAR           ( 06/30/92 TO   06/30/97):
                      ((1,242.68/1,00 to the(1/(   1825 /365))power-1) =   4.44%
     10 YEAR          ( 06/30/87 TO   06/30/97):
                      ((1,735.60/1,00 to the(1/(   3650 /365))power-1) =   5.67%

                               AMSOUTH MUTUAL FUNDS
                               EXHIBIT 16
                               30-DAY S.E.C. YIELD CALCULATIONS

                               DATE AS OF:      07/31/97
                               AMSOUTH MUNICIPAL BOND FUND

ACTUAL(WITH WAIVERS)

                                                    (a-b)
                                         -------------------------
30-Day S.E.C. Yield Equation  =  2 *{[(             (cd)            +1) 6]-1}  =


WHERE           a =         Dividends and interest earned during the period

                b =         Expenses accrued for the period (net of reimbursements)

                c = The average daily number of shares outstanding during the period that were entitled to receive dividends

                d = The maximum offering price (NAV for No Load) per share on the last day of the period

MAXIMUM FEES (WITHOUT WAIVERS)

                                                    (a-b)
                                         -------------------------
30-Day S.E.C. Yield Equation  =  2 *{[(             (cd)            +1) 6]-1}  =


WHERE           a =         Dividends and interest earned during the period

                b =         Expenses accrued for the period (without waivers)

                c = The average daily number of shares outstanding during the period that were entitled to receive dividends

                d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================

ACTUAL

                                  (         1,215,484.69-           195,733.20)
                                   -----------------------------------------------------
30-Day S.E.C. Yield       2 *{[(                                                         +1) 6]-1} =                   3.49%
                                  (       33,427,586.695*               10.57)


        The performance was computed based on the thirty day period ending July 31, 1997

FULL FEES (WITHOUT WAIVERS)

                                 (          1,215,484.69-          287,404.45)
                                  -----------------------------------------------------
                          2 *{[(                                                         +1) 6]-1} =                   3.17%
                                 (        33,427,586.695*               10.57)

        The performance was computed based on the thirty day period ending July 31, 1997